THE ADVISORS’ INNER CIRCLE FUND II

Champlain Small Company Fund

Champlain Mid Cap Fund

(the “Funds”)

Supplement dated February 25, 2022 to the Funds’ Prospectus dated May 1, 2021

(the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

1.	The second sentence of the Champlain Small Company Fund’s “Principal Investment Strategies” section is hereby deleted and replaced with the following:

For purposes of this policy, a small company is a company that, at the time of initial purchase, is included in either the S&P SmallCap 600 or the Russell 2000 Index, or that has a market capitalization that falls within the range of the Russell 2000 Index as measured as of the index’s most recent annual reconstitution.

2.	The second sentence of the Champlain Mid Cap Fund’s “Principal Investment Strategies” section is hereby deleted and replaced with the following:

For purposes of this policy, a medium-sized company is a company that, at the time of initial purchase, is included in either the S&P MidCap 400 or the Russell Midcap Index, or that has a market capitalization that falls within the range of the Russell Midcap Index as measured as of the index’s most recent annual reconstitution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSC-SK-018-0100